Victory Portfolios III
Victory 500 Index Fund
(the “Fund”)
Supplement dated September 23, 2026,
to the Summary Prospectus and Prospectus dated September 1, 2026
The following disclosure is hereby added to the end of the second paragraph under the section titled “Principal Investment Strategy” found on page 2 of the Summary Prospectus and page 7 of the Prospectus.
The Fund may become non-diversified, as defined under the Investment Company Act of 1940, solely as a result of a change in relative market capitalization or index weighting of one or more constituents of the Index. Shareholder approval will not be sought if the Fund becomes “non-diversified” due solely to a change in the relative market capitalization or index weighting of one or more constituents of the Index.
The following Non-Diversification Risk disclosure is hereby added immediately following Sector Risk under the section titled “Principal Risks” found on page 3 of the Summary Prospectus and page 8 of the Prospectus:
Non-Diversification Risk — Because the Fund seeks to closely track the composition of the Fund’s target index, from time to time, more than 25% of the Fund’s total assets may be invested in issuers representing more than 5% of the Fund’s total assets due to an index rebalance or market movement, which would result in the Fund being non-diversified under the Investment Company Act of 1940. The Fund’s performance may be hurt disproportionately by the poor performance of relatively few stocks, or even a single stock, and the Fund’s shares may experience significant fluctuations in value.
The following disclosure is hereby added at the end of the third paragraph under the heading “The Basics of Index Investing” in the section titled “Additional Fund Information” found on page 22 of the Prospectus:
The Victory 500 Index Fund may become non-diversified, as defined under the Investment Company Act of 1940, solely as a result of a change in relative market capitalization or index weighting of one or more constituents of the Index. Shareholder approval will not be sought when the Fund crosses from diversified to non-diversified status due solely to a change in the relative market capitalization or index weighting of one or more constituents of the Index.
The following disclosure is hereby added as the second paragraph under the Non-Diversification Risk found under the section titled “Risk Factors” on page 25 of the Prospectus:
Because the Victory 500 Index Fund seeks to closely track the composition of the Fund’s target index, from time to time, more than 25% of the Fund’s total assets may be invested in issuers representing more than 5% of the Fund’s total assets due to an index rebalance or market movement, which would result in the Fund being non-diversified under the Investment Company Act of 1940. The Fund’s performance may be hurt disproportionately by the poor performance of relatively few stocks, or even a single stock, and the Fund’s shares may experience significant fluctuations in value.
If you wish to obtain more information, please call the Victory Funds at (800) 235-8396 or your financial advisor.
PLEASE RETAIN THIS SUPPLEMENT FOR YOUR FUTURE REFERENCE.
34288-00-0926

Victory Portfolios III

Victory 500 Index Fund

(the “Fund”)

Supplement dated September 23, 2026,

to the Statement of Additional Information (“SAI”) dated September 1, 2026

The following disclosure is hereby added as the first paragraph under the subsection “Investment Practices, Policies, and Risk” under “INVESTMENT OBJECTIVES, PRACTICES, POLICIES, AND RISKS” found on page 11 of the SAI:

Each Fund is classified as a diversified fund, except the Victory Nasdaq-100 Index Fund (which is classified as non- diversified), which under the Investment Company Act of 1940, as amended (“1940 Act”) means that, with respect to 75% of a Fund’s total assets, the Fund may not invest in securities of any issuer if, immediately after such investment, (i) more than 5% of the total assets of the Fund would be invested in the securities of that issuer or (ii) more than 10% of the outstanding voting securities of the issuer would be held by the Fund (this limitation does not apply to obligations of the U.S. government, its agencies or instrumentalities, and securities of other investment companies). A diversified fund is not subject to this limitation with respect to the remaining 25% of its total assets. The Victory 500 Index Fund may become non-diversified, as defined under the 1940 Act, solely as a result of a rebalance of the Victory US Large Cap 500 Index or market movement. In addition, each Fund has elected to qualify as a “regulated investment company” under the United States Internal Revenue Code of 1986, as amended (the “Code”). To qualify as a regulated investment company, the Funds must meet certain diversification requirements as determined at the close of each quarter of each taxable year. The Code’s diversification test is described in “TAX

CONSIDERATIONS.”

The following disclosure is hereby added after the first sentence of the first paragraph under the section “FUND HISTORY AND DESCRIPTION OF SHARES” found on page 51 of the SAI:

The Victory 500 Index Fund intends to be diversified in approximately the same proportion as the Victory US Large Cap 500 Index is diversified. The Victory 500 Index Fund may become non-diversified, as defined under the 1940 Act, solely as a result of a change in relative market capitalization or index weighting of one or more constituents of the Victory US Large Cap 500 Index. Shareholder approval will not be sought when the Victory 500 Index Fund crosses from diversified to non-diversified status due solely to a change in the relative market capitalization or index weighting of one or more constituents of the Victory US Large Cap 500 Index.

34289-00-0926